SUB-ITEM 77 C:
Submission of
matters to a vote
of security holders

A Special Meeting
of Shareholders of
Alabama Municipal
Cash Trust, a
portfolio of Money
Market Obligations
 Trust (the "Trust")
was held on
March 18, 2008.  On
January 18, 2008, the
record date for shareholders
voting at the meeting,
there were 182,155,116,740
total outstanding
shares of the Trust.
The following items
were considered by
shareholders of the
Trust and the results
of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham,
Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P. Smuts
and
John S. Walsh.

A Special Meeting of Shareholders
of Arizona Municipal Cash Trust, a
portfolio of Money Market Obligations
Trust (the "Trust") was held on
March 18, 2008.  On January 18, 2008,
the record date for shareholders
voting at the meeting, there were
182,155,116,740 total outstanding
shares of the Trust.  The following
 items were considered by
shareholders of the Trust and the
 results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees

continued their terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy,
Jr., John F.
Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P. Smuts and
John S. Walsh.

A Special Meeting of Shareholders
of California Municipal Cash Trust,
a
portfolio of Money Market Obligations
Trust (the "Trust") was held on
March 18, 2008.  On January 18, 2008,
the record date for shareholders
voting at the meeting, there were
 182,155,116,740 total outstanding
shares of the Trust.  The following
items were considered by
shareholders of the Trust and the
results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms:
John F. Donahue, Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham,
Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.



A Special Meeting of Shareholders
of Connecticut Municipal Cash Trust,
a portfolio of Money Market
Obligations Trust (the "Trust")
was held on
March 18, 2008.  On January 18, 2008,
 the record date for shareholders
voting at the meeting, there were
 182,155,116,740 total outstanding
shares of the Trust.  The following
items were considered by
shareholders of the Trust and the
results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy, Jr.,
John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P. Smuts and
John S. Walsh.

A Special Meeting of Shareholders
of Federated Tax-Free Trust, a
portfolio of Money Market
Obligations Trust (the "Trust")
was held on
March 18, 2008.  On January 18, 2008,
 the record date for shareholders
voting at the meeting, there were
182,155,116,740 total outstanding
shares of the Trust.  The following
items were considered by
shareholders of the Trust and the
results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy, Jr.,
John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P. Smuts and
John S. Walsh.

A Special Meeting of Shareholders
of Georgia Municipal Cash Trust, a
portfolio of Money Market Obligations
 Trust (the "Trust") was held on
March 18, 2008.  On January 18, 2008,
the record date for shareholders
voting at the meeting, there were
182,155,116,740 total outstanding
shares of the Trust.  The
following items were considered by
shareholders of the Trust
and the results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr., John E. Murray,
Jr., Marjorie P. Smuts and
John S. Walsh.



A Special Meeting of Shareholders
of Florida Municipal Cash Trust, a
portfolio of Money Market Obligations
Trust (the "Trust") was held on
March 18, 2008.  On
January 18, 2008, the
record date for shareholders
voting at the meeting, there
were 182,155,116,740 total outstanding
shares of the Trust.  The
following items were considered by
shareholders of the Trust
and the results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F.
Donahue, Thomas
G. Bigley, John T. Conroy, Jr.,
John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P. Smuts and
John S. Walsh.

A Special Meeting of Shareholders
of Maryland Municipal Cash Trust, a
portfolio of Money Market
Obligations Trust (the "Trust")
was held on
March 18, 2008.  On
January 18, 2008, the
record date for shareholders
voting at the meeting,
there were 182,155,116,740
total outstanding
shares of the Trust.
The following items were
considered by
shareholders of the Trust
and the results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F. Donahue,
 Thomas
G. Bigley, John T. Conroy, Jr.,
John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P. Smuts
and
John S. Walsh.

A Special Meeting of
Shareholders of Massachusetts
 Municipal Cash
Trust, a portfolio of
Money Market Obligations
Trust (the "Trust") was
held on March 18, 2008.
On January 18, 2008, the record date
for
shareholders voting at the meeting,
there were 182,155,116,740 total
outstanding shares of the Trust.
The following items were considered
by shareholders of the Trust and
the results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms:
John F. Donahue, Thomas
G. Bigley, John T. Conroy, Jr.,
John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.



A Special Meeting of Shareholders
of Michigan Municipal Cash Trust, a
portfolio of Money Market
Obligations Trust (the "Trust")
was held on
March 18, 2008.  On January 18, 2008,
the record date for shareholders
voting at the meeting, there were
182,155,116,740 total outstanding
shares of the Trust.  The following
items were considered by
shareholders of the Trust and the
results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F.
Donahue, Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P. Smuts and
John S. Walsh.

A Special Meeting of
Shareholders of Minnesota
Municipal Cash Trust, a
portfolio of Money Market
Obligations Trust (the "Trust")
was held on
March 18, 2008.  On
January 18, 2008, the
record date for shareholders
voting at the meeting,
there were 182,155,116,740
total outstanding
shares of the Trust.
The following items were
considered by
shareholders of the Trust
and the results of their voting
were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy, Jr.,
John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr., John
E. Murray, Jr., Marjorie P. Smuts and
John S. Walsh.

A Special Meeting of Shareholders
of New Jersey Municipal Cash Trust, a
portfolio of Money Market Obligations
Trust (the "Trust") was held on
March 18, 2008.  On January 18, 2008,
the record date for shareholders
voting at the meeting,
there were 182,155,116,740 total
outstanding
shares of the Trust.  The
following items were considered
by
shareholders of the Trust and
the results of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms:
John F. Donahue, Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham,
Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.



A Special Meeting of
Shareholders of New York
 Municipal Cash Trust, a
portfolio of Money Market
 Obligations Trust (the "Trust")
was held on
March 18, 2008.  On
January 18, 2008, the
record date for shareholders
voting at the meeting,
there were 182,155,116,740
total outstanding
shares of the Trust.
 The following items
were considered by
shareholders of the
Trust and the results
 of their voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.

A Special Meeting of Shareholders
of North Carolina Municipal Cash
Trust, a portfolio of Money
 Market Obligations Trust
(the "Trust") was
held on March 18, 2008.
On January 18, 2008, the
record date for
shareholders voting at the
meeting, there were 182,155,116,740
total
outstanding shares of the
 Trust.  The following items
were considered
by shareholders of the
Trust and the results of their
 voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms: John F.
Donahue, Thomas
G. Bigley, John T. Conroy, Jr., J
ohn F. Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr., Marjorie P.
Smuts and
John S. Walsh.

A Special Meeting of Shareholders
 of Pennsylvania Municipal Cash Trust,
a portfolio of Money Market
Obligations Trust (the "Trust")
was held on
March 18, 2008.  On January 18, 2008,
the record date for shareholders
voting at the meeting, there were
 182,155,116,740 total outstanding
shares of the Trust.  The
following items were
considered by
shareholders of the Trust
and the results of their
voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following
Trustees continued their
terms: John F. Donahue,
Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham,
Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.



A Special Meeting of
Shareholders of Virginia
Municipal Cash Trust, a
portfolio of Money Market
 Obligations Trust (the "Trust")
 was held on
March 18, 2008.  On
January 18, 2008, the
record date for shareholders
voting at the meeting,
there were 182,155,116,
740 total outstanding
shares of the Trust.
The following items were
considered by
shareholders of the Trust
 and the results of their
voting were as
follows:
AGENDA ITEM 1
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,03
1

513,386,538
J. Christopher Donahue

61,693,660,61
8

484,213,951
R. James Nicholson

61,671,629,32
4

506,245,228
Thomas M. O'Neill

61,688,131,56
3

489,732,592
James F. Will

61,682,345,72
9

495,518,426
1	The following Trustees
continued their terms:
John F. Donahue, Thomas
G. Bigley, John T. Conroy,
Jr., John F. Cunningham,
Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.

The Definitive Proxy Statement
for this Special Meeting was
 filed with
the Securities and Exchange
 Commission on January 11, 2008, and is
incorporated by reference.
(File No. 811-5950)